EXHIBIT 10.1

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into on September 15, 2025, by and among Helius Medical Technologies, Inc., a Delaware corporation (the “Issuer”), and the undersigned investors (collectively, the “Subscribers” and each a “Subscriber”).

This Subscription Agreement may be executed by an investment manager on behalf of one or more managed funds or accounts set forth on a schedule hereto, each of which severally and not jointly shall be a Subscriber hereunder.

WHEREAS, in connection with the Transaction (as defined below), on the terms and subject to the conditions set forth in this Subscription Agreement, Subscriber desires to subscribe for and purchase in cash and/or USDC or USDT from the Issuer (i) the number of shares of the Issuer’s Class A common stock, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed (the “Common Stock”), set forth on the Subscriber’s signature page hereto (the “Acquired Shares”) for a purchase price of $6.881 per share (the “Share Purchase Price”), and/or (ii) the number of pre-funded warrants to purchase Common Stock (the “Pre-Funded Warrant Shares”) substantially in the form attached hereto as Exhibit B (the “Pre-Funded Warrants”) set forth on the signature page hereto, if any, at a purchase price equal to the Share Purchase Price less $0.001 per Pre-Funded Warrant, with a remaining exercise price equal to $0.001 per Warrant Share (the “Warrant Purchase Price”) and (iii) the number of warrants to purchase Common Stock (the “Stapled Warrant Shares,” and collectively with the Pre-Funded Warrant Shares, the “Warrant Shares”), with a cash exercise price equal to $10.134 (the “Stapled Warrant Exercise Price”), substantially in the form attached hereto as Exhibit C (the “Stapled Warrants,” as defined and described more fully in this Agreement, and together with the Acquired Shares and the Pre-Funded Warrants, the “Acquired Securities”) set forth on the signature page hereto (the aggregate purchase price set forth on the Subscriber’s signature page hereto for the Acquired Securities, the “Purchase Price”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), and Rule 506(b) of Regulation D promulgated thereunder, the Issuer desires to issue and sell to each Subscriber, and each Subscriber, severally and not jointly, desires to purchase from the Issuer, Shares and/or Pre-Funded Warrants, together with Stapled Warrants, as more fully described in this Agreement (the “Offering”);

WHEREAS, the Issuer intends to use the net proceeds of the sale of Acquired Securities to purchase SOL, for working capital and for general corporate purposes;

WHEREAS, contemporaneously with the sale of the Acquired Securities hereunder, the Issuer will issue strategic advisor warrants to purchase shares of Common Stock (the “Strategic Advisor Warrants”) to certain strategic advisors (the “Strategic Advisors”) pursuant to a strategic advisor agreement, by and between the Issuer and the Strategic Advisors to be executed on or prior to the closing of the Offering;

WHEREAS, in connection with the Transaction, Clear Street LLC, in its capacity as placement agent (the “Placement Agent”) for the offer and sale of the Acquired Securities (the “Transaction”) may identify and solicit certain other “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) or “accredited investors” (as such term is defined in Rule 501 under the Securities Act, and each such “qualified institutional buyer” or “accredited investor,” an “Other Subscriber”), each of which shall have entered into subscription agreements with the Issuer contemporaneously herewith (the “Other Subscription Agreements”), pursuant to which such Other Subscribers have agreed to subscribe for and purchase, and the Issuer has agreed to issue and sell to such Other Subscribers, on the Closing Date, the Acquired Securities (the “Other Subscriptions”).

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.            Subscription. Subject to the terms and conditions hereof, Subscriber hereby agrees to subscribe for and purchase, and the Issuer hereby agrees to sell to Subscriber, upon the payment of the Purchase Price, the Acquired Securities (such subscription and issuance, the “Subscription”).

2.            Closing.

a.            Subject to the satisfaction or waiver of the conditions set forth in Sections 2.d and 2.e (other than those conditions that by their nature are to be satisfied at Closing, but without affecting the requirement that such conditions be satisfied or waived at Closing), the closing of the Subscription contemplated hereby (the “Closing”) shall occur substantially concurrent with the closing of the Other Subscriptions (such date, the “Closing Date”).

b.            On or prior to 4:00 p.m. New York City time on the date disclosed in the Closing Notice (as defined herein) that is two business days prior to the anticipated date of Closing (the “Escrow Payment Deadline”), each Subscriber will pay its total Purchase Price by wire transfer of immediately available funds in accordance with wire instructions provided by the Issuer to the Subscribers. At the Closing, the Issuer shall deliver or cause to be delivered to the Subscriber a number of Acquired Securities, registered in the name of the Subscriber (or its nominee in accordance with such Subscriber’s delivery instructions), equal to the number of Acquired Securities indicated on the Subscriber’s signature page to this Subscription Agreement. The Issuer will deliver or cause to be delivered to Subscriber as promptly as practicable after the Closing, evidence from the Issuer’s transfer agent of the issuance to Subscriber of Subscriber’s Acquired Securities on and as of the Closing Date.

c.            Subject to the satisfaction or waiver of the conditions set forth in Sections 2.c and 2.d (other than those conditions that by their nature are to be satisfied at Closing, but without affecting the requirement that such conditions be satisfied or waived at Closing):

(i) Subscriber shall deliver to the Issuer on the Escrow Payment Deadline, any other information that is reasonably requested in the notice provided by Issuer (the “Closing Notice”) that is required in order to enable the Issuer to issue and sell the Acquired Securities, including, without limitation, the legal name of the person (or nominee) in whose name such Acquired Securities are to be delivered and a duly executed Internal Revenue Service Form W-9 or W-8, as applicable; and

(ii) On the Closing Date, the Issuer shall deliver or cause to be delivered to Subscriber the Acquired Securities against and upon payment by Subscriber in book-entry form, free and clear of any Liens (as defined below) or other restrictions whatsoever (other than those arising under state or federal securities laws), in the name of Subscriber (or its nominee in accordance with its delivery instructions) or to a custodian designated by Subscriber, as applicable. Each book entry for the Acquired Securities shall contain a legend in substantially the following form:

[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY [AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

d.            The Issuer’s obligation to effect the Closing shall be subject to the satisfaction on the Closing Date, or, to the extent permitted by applicable law, the waiver by the Issuer on the Closing Date, of each of the following conditions:

(i) the Placement Agent and the Issuer shall each have received a completed copy of the “Eligibility Representations of Subscriber” questionnaire in substantially the form attached as Schedule A hereto no later than the Closing Date;

(ii) All Subscribers party to this Agreement shall have delivered to the Issuer an executed lock-up agreement in the form attached hereto as Exhibit D;

(iii) all representations and warranties of Subscriber contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Subscriber Material Adverse Effect (as defined herein), which representations and warranties shall be true and correct in all respects) at and as of the Closing Date;

(iv) Subscriber shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing, except where the failure of such performance, satisfaction or compliance would not or would not be reasonably expected to prevent, materially delay or materially impair the ability of Subscriber to consummate the Closing; and

(v) no applicable governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) that is then in effect and has the effect of making consummation of the Subscription illegal or otherwise preventing or prohibiting consummation of the Subscription, and no governmental authority shall have instituted or threatened in writing a proceeding seeking to impose any such prevention or prohibition.

e.            Subscriber’s obligation to effect the Closing shall be subject to the satisfaction on the Closing Date, or, to the extent permitted by applicable law, the written waiver by Subscriber, of each of the following conditions:

(i) no suspension of the listing on The Nasdaq Capital Market or another national securities exchange (collectively, the “Exchange”), of the Common Stock shall have occurred, and the Issuer shall have filed with The Nasdaq Stock Market LLC (“Nasdaq”) a Notification Form: Listing of Additional Shares for the listing of the Acquired Shares. In the event that Nasdaq raises any objection to such notice or to the transactions contemplated hereby, the Issuer shall be afforded a reasonable period of time to cure such objection to the satisfaction of Nasdaq;

(ii) all representations and warranties of the Issuer contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect (as defined herein), which representations and warranties shall be true and correct in all respects) at and as of the Closing Date (except for representations and warranties made as of a specific date, which shall be true and correct in all material respects or in all respects, as applicable as of such date);

(iii) the Issuer shall have performed, satisfied and complied (unless waived) in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing;

(iv) no applicable governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) that is then in effect and has the effect of making consummation of the Subscription illegal or otherwise preventing or prohibiting consummation of the Subscription and no governmental authority shall have instituted or threatened in writing a proceeding seeking to impose any such prevention or prohibition;

(v) the Issuer shall have provided each Subscriber with the escrow agent’s wire instructions, on the escrow agent’s letterhead and executed by an authorized representative of the escrow agent;

(vi) if required, the Issuer shall have delivered a Pre-Funded Warrant registered in the name of such Subscriber to purchase up to a number of Warrant Shares included on the signature page hereto;

(vii) the Issuer shall have delivered a Stapled Warrant registered in the name of such Subscriber to purchase up to a number of Warrant Shares included on the signature page hereto, which Stapled Warrants shall be exercisable immediately and shall expire upon the earliest of (x) 36 months after the Closing Date, (y) when exercised in full, or (z) if earlier redeemed or terminated in accordance with its terms, in the form of Exhibit C attached hereto; and

(viii) no event or series of events that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect (as defined herein) shall have occurred and be continuing on the Closing Date; and

f.            Notwithstanding anything to the contrary contained herein, Subscriber may notify the Issuer in writing in the event it elects to be subject to the provisions contained in this Section 2(f); however, no Subscriber shall be subject to this Section 2(f) unless he, she or it makes such election. If the election is made by the Subscriber, in no event shall the Subscriber be permitted to acquire Acquired Securities to the extent that, immediately after giving effect to such acquisition, the Subscriber (together with its affiliates and any other persons or entities whose beneficial ownership of Common Stock would be aggregated with the Subscriber’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended, and the applicable regulations of the Securities and Exchange Commission), would beneficially own in excess of [4.99/9.99%] of the then outstanding shares of Common Stock of the Issuer (the “Beneficial Ownership Limitation”). For purposes of this provision, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. The Beneficial Ownership Limitation may be increased or decreased by the Subscriber upon written notice to the Issuer, provided that any increase shall not be effective until the 61st day after such notice is delivered to the Issuer and in no event shall the Beneficial Ownership Limitation exceed 19.99%.

g.            Prior to or at the Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the Subscription as contemplated by this Subscription Agreement.

3.            Issuer Representations and Warranties. The Issuer represents and warrants, as of the date hereof and the Closing Date, that:

a.            The Issuer has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its respective properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement. The Issuer, as set forth in the SEC Documents, is not in violation or default of any of the provisions of its respective certificate or articles of incorporation, memorandum and articles of association, bylaws, or other organizational or charter documents, as applicable (the “Charter Documents”). The Issuer is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document (as defined below), (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Issuer, or (iii) a material adverse effect on the Issuer’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification. “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

b.            As of the Closing Date, the Acquired Shares will have been duly authorized and, when sold and delivered to Subscriber against full payment for the Acquired Shares in accordance with the terms of this Subscription Agreement, the Acquired Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Issuer’s Charter Documents (as in effect at such time of issuance) or under the laws of the State of Delaware.

c.            The Pre-Funded Warrants are duly authorized and, when issued in accordance with this Agreement, will be duly and validly issued and constitute the legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms free and clear of all Liens (as defined below) imposed by the Issuer. The Pre-Funded Warrant Shares have been duly authorized and reserved for issuance and, upon issuance pursuant to the terms of the Pre-Funded Warrants against full payment therefor in accordance with the terms of the Pre-Funded Warrants, will be duly and validly issued, fully paid and non-assessable and will be issued free and clear of any Liens or other restrictions (other than those as provided in the Transaction Documents (as defined below) or restrictions on transfer under applicable state and federal securities laws), and the holder of the Pre-Funded Warrant Shares shall be entitled to all rights accorded to a holder of Common Stock. “Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

d.            The Stapled Warrants are duly authorized and, when issued in accordance with this Agreement, will be duly and validly issued and constitute the legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms free and clear of all Liens imposed by the Issuer. The Stapled Warrant Shares, when issued in accordance with the terms of the Stapled Warrants, will be duly authorized, validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Issuer other than restrictions on transfer provided for in the Transaction Documents or restrictions on transfer under applicable state and federal securities laws, and the holder of the Stapled Warrant Shares shall be entitled to all rights accorded to a holder of Common Stock. The Strategic Advisor Warrant Shares, when issued in accordance with the terms of the Strategic Advisor Warrants, will be duly authorized, validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Issuer other than restrictions on transfer provided for in the Transaction Documents.

e.            The Issuer has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement, the Pre-Funded Warrants, the Stapled Warrants and the Strategic Advisor Warrants.

f.            This Subscription Agreement, the Other Subscription Agreements, the Pre-Funded Warrants, the Stapled Warrants, and the escrow agreement with the escrow agent for the Transaction (collectively, the “Transaction Documents”) have been duly authorized, executed and delivered by the Issuer and the Transaction Documents constitute the valid and legally binding obligation of the Issuer, enforceable against the Issuer in accordance with their respective terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally and (ii) principles of equity, whether considered at law or equity.

g.            Assuming the accuracy of Subscriber’s representations and warranties in Section 4, the execution and delivery of this Agreement the other Transaction Documents to which the Issuer is a party, and the performance by the Issuer of its obligations under the Transaction Documents, including the issuance and sale of the Acquired Securities, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien, charge or encumbrance upon any of the property or assets of the Issuer pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Issuer is a party or by which the Issuer is bound or to which any of the property or assets of the Issuer is subject, which would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or materially affect the validity of the Acquired Securities or the legal authority of the Issuer to comply in all material respects with the terms of this Subscription Agreement or any other Transaction Document; (ii) the Charter Documents; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Issuer or any of its respective properties that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or materially affect the validity of the Acquired Securities or the legal authority of the Issuer to comply in all material respects with the terms of this Subscription Agreement or any other Transaction Document.

h.            There are no securities or instruments issued by or to which the Issuer is a party containing anti-dilution, price reset or similar provisions that will be triggered by the issuance of (i) the Acquired Securities, or (ii) the Common Stock to be issued pursuant to any Other Subscription Agreement, Pre-Funded Warrants and Stapled Warrants, in each case, that have not been or will not be validly and irrevocably waived on or prior to the Closing Date.

i.            Assuming the accuracy of each Subscriber’s representations and warranties in Section 4, the Issuer is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including the Exchange) or other person in connection with the execution, delivery and performance by the Issuer of this Subscription Agreement (including, without limitation, the issuance of the Acquired Securities and Warrant Shares), other than (i) the filing with the Securities and Exchange Commission (the “Commission”) of the Registration Statement (as defined below), (ii) the filings required in accordance with Section 8.m, (iii) notifications required by each Exchange, and (iv) the failure of which to obtain would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or have a material adverse effect on the Issuer’s ability to consummate the transactions contemplated hereby or thereby, including the sale and issuance of the Acquired Securities.

j.            As of the date hereof, the authorized capital stock of the Issuer consists of (i) 10,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”), and (ii) 150,000,000 shares of Common Stock. As of the date hereof, there are no shares of Preferred Stock issued and outstanding, there are 1,077,257 shares of Common Stock issued and outstanding, and there are 9,683 total warrants outstanding, with a weighted average exercise price of $666.43 and a 5-year exercise term. The Issuer has not issued any shares of Common Stock since its most recently filed or furnished report under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), other than (i) any Acquired Shares issued pursuant to this Subscription Agreement, (ii) pursuant to the exercise of employee share options under the Issuer’s outstanding share option awards, (iii) the issuance of Common Stock or other equity securities to employees pursuant to the Issuer’s equity incentive plan, and (iv) pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recent Quarterly Report on Form 10-Q filed with the Commission. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Acquired Securities and described in the SEC Documents, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any Common Stock, or contracts, commitments, understandings or arrangements by which the Issuer is or may become bound to issue additional Common Stock or Common Stock Equivalents. The issuance and sale of the Acquired Securities will not obligate the Issuer to issue Common Stock or other securities to any Person (other than the Subscribers). There are no outstanding securities or instruments of the Issuer with any provision that adjusts the exercise, conversion, exchange or reset price of such security or instrument upon an issuance of securities by the Issuer. There are no outstanding securities or instruments of the Issuer that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Issuer is or may become bound to redeem a security of the Issuer. The Issuer does not have any outstanding share appreciation rights or “phantom stock” awards or agreements or any similar award or agreement. All of the outstanding shares of the Issuer are duly authorized, validly issued as fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any shareholder, the Board of Directors or others is required for the issuance and sale of the Acquired Securities. There are no shareholders agreements, voting agreements or other similar agreements with respect to the Issuer’s shares of Common Stock to which the Issuer is a party or, to the knowledge of the Issuer, between or among any of the Issuer’s shareholders. “Common Stock Equivalents” means any securities of the Issuer which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preference share, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

k.            The financial statements of the Issuer included in the SEC Documents (as defined below) comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing or as such financial statements have been amended or corrected in a subsequent filing. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Issuer as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Since the date of the latest audited financial statements included within the SEC Documents or as otherwise disclosed in the SEC Documents, (i) there has been no event, occurrence or development that has had or that would reasonably be expected to result in a Material Adverse Effect, (ii) the Issuer has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Issuer’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Issuer has not altered its method of accounting, (iv) the Issuer has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares and (v) the Issuer has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Issuer equity incentive plans. The Issuer does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Acquired Securities contemplated by this Subscription Agreement, the other transactions contemplated by the Transaction Documents, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Issuer or its business, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Issuer under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one (1) trading day prior to the date that this representation is made.

l.            The Issuer has not received any written communication from a governmental entity that alleges that the Issuer is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

m.            The issued and outstanding shares of Common Stock are, and as of the Closing will be, registered pursuant to Section 12(b) of the Exchange Act, and are listed for trading on each Exchange. The Issuer has taken no action that is designed to terminate the registration of the Common Stock under the Exchange Act or the listing of the Common Stock on the Exchange. Except as included in the SEC Documents, the Issuer has not received notice from any Exchange on which the Common Stock are or have been listed or quoted to the effect that the Issuer is not in compliance with the listing or maintenance requirements of such Exchange. There is no suit, action, proceeding or investigation pending or, to the knowledge of the Issuer, threatened against the Issuer by the Exchange or the Commission with respect to any intention by such entity to deregister the Common Stock or prohibit or terminate the listing of the Common Stock on the Exchange. The Issuer is, in compliance with all such listing and maintenance requirements and is not aware of any facts or circumstances that would reasonably be expected to result in noncompliance with such requirements in the foreseeable future. The Common Stock are currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Issuer is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

n.            Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 4, no registration under the Securities Act is required for the issuance and sale of the Acquired Securities by the Issuer to Subscriber or the Other Subscribers in the manner contemplated by this Subscription Agreement or the Other Subscription Agreements, as the case may be. The issuance, sale, and delivery of the Acquired Securities hereunder does not contravene the rules and regulations of the Exchange.

o.            Neither the Issuer nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) in connection with any offer or sale of the Acquired Securities.

p.            The Issuer is not, and immediately after receipt of payment for the Acquired Securities and the use of proceeds as contemplated hereby will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “ICA”).

q.            The Issuer has not entered into any subscription agreement, side letter or other agreement with any Other Subscriber or any other investor (other than certain agreements with affiliates of Pantera Capital and Summer Capital, and except with respect to payment method and timing) in connection with such Other Subscriber’s or investor’s direct or indirect investment in the Issuer, other than (i) the Other Subscription Agreements, (ii) the Pre-Funded Warrants, (iii) the Stapled Warrants and (iv) agreements or forms thereof that have been publicly filed as exhibits to the SEC Documents via the Commission’s EDGAR system, including filings made by the Issuer.

r.            The Issuer is not, and has not been at any time during the past 12 months, a ‘shell company’ as such term is defined in Rule 405 under the Securities Act of 1933 or Rule 12b-2 under the Exchange Act.

s.            The Issuer is eligible to register the resale of the Registrable Securities on a registration statement on Form S-3 under the Securities Act. Without limiting the generality of the foregoing, the Issuer specifically represents and warrants that: (i) the Issuer has been subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, for a period of at least twelve (12) calendar months immediately preceding the date hereof and the Closing Date; (ii) the Issuer has filed all material required to be filed pursuant to Section 13, 14, or 15(d) of the Exchange Act for such period; and (iii) the Issuer has filed in a timely manner all reports required to be filed by it with the Commission during the preceding twelve (12) calendar months (or for such shorter period that the Issuer was required to file such reports), including its most recent Annual Report on Form 10-K and all required Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

t.            The Issuer acknowledges and agrees that each of the Subscribers is acting solely in the capacity of an arm’s length purchaser with respect to this Subscription Agreement and the transactions contemplated hereby. The Issuer further acknowledges that no Subscriber is acting as a financial advisor or fiduciary of the Issuer (or in any similar capacity) with respect to this Subscription Agreement and the transactions contemplated hereby and thereby and any advice given by any Subscriber or any of their respective representatives or agents in connection with this Subscription Agreement and the transactions contemplated hereby and thereby is merely incidental to the Subscriber’s purchase of the Acquired Securities. The Issuer further represents to each Subscriber that the Issuer’s decision to enter into this Subscription Agreement and the Other Subscription Agreements has been based solely on the independent evaluation of the transactions contemplated hereby by the Issuer and its respective representatives.

u.            Anything in this Subscription Agreement or elsewhere herein to the contrary notwithstanding, it is understood and acknowledged by the Issuer that: (i) none of the Subscribers has been asked by the Issuer to agree, nor has any Subscriber agreed, to desist from purchasing or selling, long and/or short, securities of the Issuer, or “derivative” securities based on securities issued by the Issuer or to hold the Acquired Securities for any specified term; (ii) past or future open market or other transactions by any Subscriber, specifically including, without limitation, “short sales” (as defined in Rule 200 of Regulation SHO under the Exchange Act) or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Issuer’s publicly-traded securities; (iii) any Subscriber, and counter-parties in “derivative” transactions to which any such Subscriber is a party, directly or indirectly, presently may have a “short” position in the Common Stock; and (iv) each Subscriber shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Issuer further understands and acknowledges that (y) one or more Subscribers may engage in hedging activities at various times during the period that the Acquired Securities are outstanding, and (z) such hedging activities (if any) could reduce the value of the existing shareholders’ equity interests in the Issuer at and after the time that the hedging activities are being conducted. The Issuer acknowledges that such aforementioned hedging activities do not constitute a breach of this Subscription Agreement or any of the Transaction Documents.

v.            The Issuer has made available to Subscriber (including via the Commission’s EDGAR system) a copy of each form, report, statement, schedule, prospectus, proxy, registration statement and other document, if any, filed by the Issuer with the Commission for the two years preceding the date hereof (the foregoing materials filed or furnished by the Issuer under the Securities Act and the Exchange Act, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Documents”), which SEC Documents, as of their respective filing dates, complied in all material respects with the requirements of the Securities Act and Exchange Act applicable to the SEC Documents and the rules and regulations of the Commission promulgated thereunder applicable to the SEC Documents on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. None of the SEC Documents filed under the Exchange Act (except to the extent that information contained in any SEC Document has been superseded by a later timely filed SEC Document) contained, when filed, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of any SEC Document that is a registration statement, or included, when filed, any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in the case of all other SEC Documents.

w.            Except as disclosed in the SEC Documents or for such matters as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Issuer, threatened against or affecting the Issuer or any of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”). Except as disclosed in the SEC Documents, none of the Actions, if any, (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Acquired Securities or (ii) would, if resolved adversely to the Issuer, have or reasonably be expected to result in a Material Adverse Effect. Neither the Issuer nor any director or officer thereof is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Issuer, there is not pending or contemplated, any investigation by the Commission involving the Issuer or any current or former director or officer of the Issuer. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Issuer under the Exchange Act or the Securities Act.

x.            Except for any placement fees payable to the Placement Agent, the Issuer has not paid, and is not obligated to pay, any brokerage, finder’s or other commission or similar fees in connection with the transactions contemplated by the Transaction Documents. The Subscribers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

y.            None of the Issuer, any predecessor or affiliated issuer of the Issuer, any director, executive officer or other officer of the Issuer or, to the Issuer’s knowledge, any beneficial owner of twenty percent (20%) or more of the Issuer’s outstanding voting equity securities, calculated on the basis of voting power, or any promoter connected with the Issuer in any capacity, is subject to any of the “bad actor” disqualifications within the meaning of Rule 506(d) under the Securities Act, except for a disqualification event covered by Rule 506(d)(2) or (d)(3).

z.            The Issuer acknowledges that there have been no representations, warranties, covenants and agreements made to Issuer by or on behalf of the Subscriber, any of its respective affiliates or any of its or their control persons, officers, directors, employees, partners, agents or representatives, expressly or by implication, regarding the transactions contemplated by this Subscription Agreement other than those representations, warranties, covenants and agreements included in this Subscription Agreement (inclusive of the exhibits and schedules attached hereto).

aa.           The gross proceeds from the Acquired Securities contemplated by the Transaction will be utilized for purposes of acquiring SOL (including costs associated with such acquisition), transaction costs, working capital and general corporate purposes.

bb.          No labor dispute exists or, to the knowledge of the Issuer, is threatened with respect to any of the employees of the Issuer, which would reasonably be expected to result in a Material Adverse Effect. None of the Issuer’s employees is a member of a union that relates to such employee’s relationship with the Issuer, the Issuer is not a party to a collective bargaining agreement, and the Issuer believes that its relationship with its employees is good. To the knowledge of the Issuer, no executive officer of the Issuer, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Issuer to any liability with respect to any of the foregoing matters. The Issuer is in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

cc.           The Issuer possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its business as described in the SEC Documents, except where the failure to possess such permits would not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and the Issuer has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

dd.          The Issuer has good and marketable title to its owned properties and owned assets that is material to the business of the Issuer, free and clear of all (i) Liens, except for Liens as do not materially affect the value of such property, taken as a whole, and do not interfere in any material respect with the use made or proposed to be made of such properties by the Issuer and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Issuer is held by the Issuer under valid, subsisting and enforceable leases with which the Issuer is in compliance, except where such non-compliance would not have or reasonably be expected to have a Material Adverse Effect.

ee.           The Issuer has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with its respective businesses as described in the SEC Documents and which the failure to so have would have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). The Issuer has not received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement, except where such expiration, termination or abandonment would not have or reasonably be expected to have a Material Adverse Effect. The Issuer has not received, since the date of the latest audited financial statements included within the SEC Documents or as otherwise disclosed in the SEC Documents, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as would not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Issuer, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Issuer has taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

ff.            The Issuer is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary for companies of similar size as the Issuer in the businesses in which the Issuer is engaged, including, but not limited to, directors and officers insurance coverage. The Issuer has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

gg.          Except as disclosed in the SEC Documents, none of the officers or directors of the Issuer, and, to the knowledge of the Issuer, none of the employees of the Issuer is presently a party to any transaction with the Issuer (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Issuer, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, shareholder, member or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Issuer and (iii) other employee benefits, including equity incentives granted under any equity incentive plan of the Issuer.

hh.          Except as set forth in the SEC Documents, the Issuer is in compliance in all material respects with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date. Except as set forth in the SEC Documents, the Issuer maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Issuer has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Issuer and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Issuer in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms.

ii.            Except as set forth in SEC Documents and in connection with this Transaction, no Person has any right to cause the Issuer to effect the registration under the Securities Act of any securities of the Issuer.

jj.             The Issuer and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Charter Documents or the laws of its jurisdiction of incorporation that is or could become applicable to the Subscribers as a result of the Subscribers and the Issuer fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Issuer’s issuance and sale of the Acquired Securities and the Subscribers’ ownership of the Acquired Securities.

kk.           Assuming the accuracy of the Subscribers’ representations and warranties set forth in Section 4, neither the Issuer nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Acquired Securities to be integrated with prior offerings by the Issuer for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Exchange on which any of the securities of the Issuer are listed or designated.

ll.             Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Issuer (i) has made or filed all federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provisions reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. To the knowledge of the Issuer, there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction.

mm.         None of the Issuer or, to the knowledge of the Issuer, any agent or other person acting on behalf of the Issuer has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Issuer (or made by any person acting on its behalf of which the Issuer is aware) which is in violation of law, or (iv) violated in any material respect any provision of Foreign Corrupt Practices Act of 1977, as amended.

nn.          The Issuer’s accounting firm is Baker Tilly US, LLP (the “Accountant”). The Accountant (i) is a registered public accounting firm as required by the Exchange Act, (ii) is an independent public accountant within the meaning of the Securities Act and the Public Company Accounting Oversight Board (United States), and (iii) shall express its opinion with respect to the financial statements to be included in the Issuer’s Annual Report on Form 10-K for the fiscal year ending December 31, 2025, whose report was included on the consolidated financial statements of the Issuer for the fiscal year ended December 31, 2024, during the periods covered of its report, was an independent public accountant within the meaning of the Securities Act and the Public Company Accounting Oversight Board (United States). There are no disagreements of any kind presently existing, or reasonably anticipated by the Issuer to arise, between the Issuer and the accountants formerly or presently employed by the Issuer, and the Issuer is current with respect to any fees owed to its accountants which could affect the Issuer’s ability to perform any of its obligations under any of the Transaction Documents. Each of the accountants formerly or presently employed by the Issuer is not, or was not, in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002, as amended, with respect to the Issuer.

oo.          Neither the Issuer nor, to its knowledge, anyone acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Issuer to facilitate the sale or resale of any of the Acquired Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Acquired Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Issuer, other than, in the case of clauses (ii) and (iii), compensation paid to the Placement Agent in connection with the placement of the Acquired Securities.

pp.          Each share option granted by the Issuer under the Issuer’s share option plan was granted (i) in accordance with the terms of the Issuer’s share option plan and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such share option would be considered granted under GAAP and applicable law. No share option granted under the Issuer’s share option plan has been backdated. The Issuer has not knowingly granted, and there is no and has been no Issuer policy or practice to knowingly grant, share options prior to, or otherwise knowingly coordinate the grant of share options with, the release or other public announcement of material information regarding the Issuer or its financial results or prospects.

qq.           (i) There has been no security breach or other compromise of or relating to any of the Issuer’s information technology and computer systems, networks, hardware, software, data (including the data of its respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of it), equipment or technology (collectively, “IT Systems and Data”) and (y) the Issuer has not been notified of, any event or condition that would reasonably be expected to result in, any security breach or other compromise to its IT Systems and Data, except, with respect to either (x) or (y), those which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (ii) the Issuer is presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, individually or in the aggregate, have a Material Adverse Effect; (iii) the Issuer has implemented and maintained commercially reasonable safeguards to maintain and protect its material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and Data; and (iv) the Issuer has implemented backup and disaster recovery technology consistent with industry standards and practices.

rr.            (i) The Issuer is, and at all times since January 1, 2024, in material compliance with all applicable state, federal and foreign data privacy and security laws and regulations, including, without limitation, the European Union General Data Protection Regulation (“GDPR”) (EU 2016/679) (collectively, “Privacy Laws”); (ii) the Issuer has in place and has taken steps reasonably designed to ensure material compliance with their policies and procedures relating to data privacy and security and the collection, storage, use, disclosure, handling and analysis of Personal Data (as defined below) (the “Policies”); (iii) the Issuer provides accurate notice of its applicable Policies to its customers, employees, third party vendors and representatives as required by the Privacy Laws; and (iv) applicable Policies provide accurate and sufficient notice of the Issuer’s then-current privacy practices relating to its subject matter, and do not contain any material omissions of the Issuer’s then-current privacy practices, as required by Privacy Laws. “Personal Data” means (i) a natural person’s name, street address, telephone number, email address, photograph, social security number, bank information, or customer or account number; (ii) any information which would qualify as “personally identifying information” under the Federal Trade Commission Act, as amended; (iii) “personal data” as defined by GDPR; and (iv) any other piece of information that allows the identification of such natural person, or his or her family, or permits the collection or analysis of any identifiable data related to an identified person’s health or sexual orientation. None of such disclosures made or contained in any of the Policies have been inaccurate, misleading, or incomplete in material violation of any Privacy Laws and the execution, delivery and performance of the Transaction Documents will not result in a breach of any Privacy Laws or Policies. The Issuer (i) has not received written notice of any actual or potential liability of the Issuer under, or actual or potential violation by the Issuer of, any of the Privacy Laws; (ii) is not currently conducting or paying for, in whole or in part, any investigation, remediation or other corrective action pursuant to any regulatory request or demand pursuant to any Privacy Law; or (iii) is not a party to any order, decree, or agreement by or with any court or arbitrator or governmental or regulatory authority that imposed any obligation or liability under any Privacy Law.

ss.           The Issuer is not subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Issuer nor any of its affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Issuer nor any of its affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

tt.            Neither the Issuer nor, to the knowledge of the Issuer, any director, officer, agent, employee, affiliate or representative of the Issuer is an individual or entity (“Person”) currently the subject or target of any sanctions administered or enforced by the United States Government, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor is the Issuer located, organized or resident in a country or territory that is the subject of Sanctions; and the Issuer will not directly or indirectly use any funds, or lend, contribute or otherwise make available such funds to any joint venture partners or other Person, to fund any activities of or business with any Person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.

uu.          The operations of the Issuer is and has been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action or Proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Issuer with respect to the Money Laundering Laws is pending or, to the knowledge of the Issuer, threatened.

vv.          Issuer has no material liabilities, contingent or otherwise, except as disclosed in the SEC Documents.

ww.         Issuer has not disclosed to Subscriber any material non-public information not otherwise disclosed in the SEC Documents.

4.            Subscriber Representations and Warranties. Each Subscriber, severally and not jointly, represents and warrants, as of the date hereof and the Closing Date, that:

a.            Subscriber has been duly formed or incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation, with the requisite entity power and authority to enter into, deliver and perform its obligations under this Subscription Agreement.

b.            This Subscription Agreement has been duly authorized, executed and delivered by Subscriber. This Subscription Agreement is enforceable against Subscriber in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally and (ii) principles of equity, whether considered at law or equity.

c.            The execution and delivery by Subscriber of this Subscription Agreement, and the performance by Subscriber of its obligations under this Subscription Agreement, including the purchase of the Acquired Securities and the consummation of the other transactions contemplated herein, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Subscriber pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber is a party or by which Subscriber is bound or to which any of the property or assets of Subscriber is subject, which would reasonably be expected to have a material adverse effect on the business, properties, financial condition, stockholders’ equity or results of operations of Subscriber, taken as a whole (a “Subscriber Material Adverse Effect”), or materially affect the legal authority of Subscriber to comply in all material respects with the terms of this Subscription Agreement; (ii) the organizational documents of Subscriber; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Subscriber or any of Subscriber’s properties that would reasonably be expected to have a Subscriber Material Adverse Effect or materially affect the legal authority of Subscriber to comply in all material respects with this Subscription Agreement.

d.            Subscriber (i) is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act or it is not a “U.S. Person” as defined in Rule 902 of Regulation S (“Regulation S”) under the Securities Act, in each case, satisfying the applicable requirements set forth on Schedule A and acknowledges that the sale contemplated hereby is being made in reliance on a private placement exemption to “Accredited Investors” within the meaning of Section 501(a) of Regulation D under the Securities Act and similar exemptions under state law or a non U.S. Person under Regulation S, and is an “institutional account” as defined in FINRA Rule 4512(c), (ii) is acquiring the Acquired Securities, and upon the exercise of the Pre-Funded Warrants and Stapled Warrants, will acquire the Warrant Shares issuable upon exercise of the Pre-Funded Warrants and Stapled Warrants, respectively, will acquire the only for its own account and not for the account of others, or if Subscriber is subscribing for the Acquired Securities as a fiduciary or agent for one or more investor accounts, each owner of such account is a “qualified institutional buyer” or an “accredited investor” (each as defined above) and Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account and (iii) is not acquiring the Acquired Securities, and upon the exercise of the Pre-Funded Warrants and Stapled Warrants, as applicable, will not acquire the Warrant Shares issuable upon exercise of the Pre-Funded Warrants and Stapled Warrants, as applicable, with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act. Subscriber has completed Schedule A following the signature page hereto and the information contained therein is accurate and complete. Subscriber is not an entity formed for the specific purpose of acquiring the Acquired Securities, and upon the exercise of the Pre-Funded Warrants and Stapled Warrants, as applicable, acquiring the Warrant Shares issuable upon exercise of the Pre-Funded Warrants and Stapled Warrants, as applicable, unless Subscriber is a newly formed entity in which all of the equity owners are accredited investors and is an “institutional account” as defined by FINRA Rule 4512(c). Accordingly, Subscriber is aware that this offering of the Acquired Securities meets the exemptions from filing under FINRA Rule 5123(b)(1)(A), (C) or (J).

e.            Subscriber understands that the Acquired Securities are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Acquired Securities and Warrant Shares underlying the Pre-Funded Warrants and Stapled Warrants have not been registered under the Securities Act. Subscriber understands that the Acquired Securities and Warrant Shares may not be offered, resold, transferred, pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (i) to the Issuer, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act, (iii) pursuant to Rule 144 (including Rule 144(i) thereunder) under the Securities Act; provided, that all of the applicable conditions thereof have been met, or (iv) pursuant to another applicable exemption from the registration requirements of the Securities Act (including, without limitation, a private resale pursuant to the so-called “Section 4(a)(7)”), and in each case, in accordance with any applicable securities laws of the states of the United States and other applicable jurisdictions, and that any certificates or book-entry records representing the Acquired Securities shall contain a legend to such effect. Subscriber acknowledges that the Acquired Securities will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. Subscriber understands and agrees that the Acquired Securities will be subject to the foregoing transfer restrictions and, as a result of these transfer restrictions, Subscriber may not be able to readily resell the Acquired Securities and may be required to bear the financial risk of an investment in the Acquired Securities for an indefinite period of time. Subscriber acknowledges and agrees that the Acquired Securities will not be eligible for offer, resale, transfer, pledge or disposition pursuant to Rule 144 until at least six months from the Closing Date. Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Acquired Securities.

f.            Subscriber understands and agrees that Subscriber is purchasing the Acquired Securities directly from the Issuer. Subscriber further acknowledges that there have been no representations, warranties, covenants and agreements made to Subscriber by or on behalf of the Issuer, any of its respective affiliates or control persons, officers, directors, employees, partners, agents or representatives, expressly or by implication, regarding the transactions contemplated by this Subscription Agreement, other than those representations, warranties, covenants and agreements included in this Subscription Agreement.

g.            Subscriber’s acquisition and holding of the Acquired Securities will not constitute or result in a non-exempt prohibited transaction under section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), section 4975 of the Code, or any applicable similar law.

h.            In making its decision to subscribe for and purchase the Acquired Securities, Subscriber represents that it has relied solely upon its own independent investigation, the investor presentation provided to Subscriber and the Issuer’s representations, warranties and covenants set forth in this Subscription Agreement. Without limiting the generality of the foregoing, Subscriber has not relied on any statements, representations or warranties or other information provided by the Placement Agent or any of its affiliates, or any of their respective officers, directors, employees or representatives, concerning the Issuer or the Acquired Securities or the offer and sale of the Acquired Securities. Subscriber acknowledges and agrees that Subscriber has received and has had the opportunity to review such information as Subscriber deems necessary in order to make an investment decision with respect to the Acquired Securities and the Issuer, including the SEC Documents, the risk factors set forth therein, a summary of risks set forth in Exhibit A, and certain information provided in the Issuer’s data room (provided that no risk factor disclosure or information set forth in such data room shall be deemed to qualify any representation or warranty of the Issuer contained herein). Subscriber represents and agrees that Subscriber and Subscriber’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as Subscriber and such Subscriber’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Acquired Securities.

i.            Subscriber became aware of this offering of the Acquired Securities solely by means of direct contact between Subscriber and the Issuer, the Placement Agent or a representative of the Issuer or the Placement Agent, and the Acquired Securities were offered to Subscriber solely by direct contact between Subscriber and the Issuer, the Placement Agent or a representative of the Issuer or the Placement Agent. Subscriber did not become aware of this offering of the Acquired Securities, nor were the Acquired Securities offered to Subscriber, by any other means. Subscriber acknowledges that the Issuer represents and warrants that the Acquired Securities (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

j.            Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Acquired Securities. Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Acquired Securities, and Subscriber has sought such accounting, legal and tax advice as Subscriber has considered necessary to make an informed investment decision. Accordingly, Subscriber is aware that the Placement Agent is not making any recommendation to the Subscriber with respect to the offering of the Acquired Securities.

k.            Subscriber acknowledges and agrees that the Placement Agent, nor any affiliate of the Placement Agent or any officer, director, employee or representative of the Placement Agent or any affiliate thereof has provided Subscriber with any information or advice with respect to the Acquired Securities nor is such information or advice necessary or desired. Subscriber acknowledges that none of the Placement Agent, any of its affiliates or any of their respective officers, directors, employees or representatives (i) has made any representation as to the Issuer or the quality of the Acquired Securities, and the Placement Agent may have acquired non-public information with respect to the Issuer, which Subscriber agrees need not be provided to it, (ii) has made an independent investigation with respect to the Issuer or the Acquired Securities or the accuracy, completeness or adequacy of any information supplied to Subscriber by the Issuer, (iii) has acted as Subscriber’s financial advisor or fiduciary in connection with the issuance and purchase of the Acquired Securities or (iv) has prepared a disclosure or offering document in connection with the offer and sale of the Acquired Securities.

l.            Subscriber represents and acknowledges that Subscriber, either alone or together with any professional advisor(s) has adequately analyzed and fully considered the risks of an investment in the Acquired Securities and determined that the Acquired Securities are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber’s investment in the Issuer. Subscriber acknowledges specifically that a possibility of total loss exists; provided, that neither this representation nor any other representation or warranty made by the Subscriber herein shall in any way limit the Subscriber’s right to rely upon the Issuer’s representations, warranties and covenants contained herein.

m.            Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Acquired Securities or made any findings or determination as to the fairness of an investment in the Acquired Securities.

n.            The operations of the Subscriber have been conducted in material compliance with the rules and regulations administered or conducted by OFAC applicable to such Subscriber. Such Subscriber has performed due diligence necessary to reasonably determine that its beneficial owners are not named on the lists of denied parties or blocked persons administered by OFAC, resident in or organized under the laws of a country that is the subject of Sanctions, or otherwise the subject of Sanctions, except as permitted under Sanctions.

o.            Subscriber is not currently (and at all times through the Closing or earlier termination of this Agreement will refrain from being or becoming) a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act or any successor provision) acting for the purpose of acquiring, holding, voting or disposing of equity securities of the Issuer (within the meaning of Rule 13d-5(b)(1) under the Exchange Act), other than any “group” consisting solely of the Subscriber and one or more of its affiliates.

p.            If Subscriber is or is acting on behalf of (i) an employee benefit plan that is subject to Title I of ERISA, (ii) a plan, an individual retirement account or other arrangement that is subject to section 4975 of the Code, (iii) an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement described in clauses (i) and (ii) (each, an “ERISA Plan”), or (iv) an employee benefit plan that is a governmental plan (as defined in section 3(32) of ERISA), a church plan (as defined in section 3(33) of ERISA), a non-U.S. plan (as described in section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing clauses (i), (ii) or (iii) but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Internal Revenue Code (collectively, “Similar Laws,” and together with the ERISA Plans, the “Plans”), Subscriber represents and warrants that (i) neither the Issuer nor any of its respective affiliates has provided investment advice or has otherwise acted as the Plan’s fiduciary, with respect to its decision to acquire and hold the Acquired Securities, and none of the Issuer or any of its respective affiliates is or shall at any time be the Plan’s fiduciary with respect to any decision to acquire and hold the Acquired Securities, and none of the Issuer or any of its respective affiliates is or shall at any time be the Plan’s fiduciary with respect to any decision in connection with Subscriber’s investment in the Acquired Securities and (ii) its purchase of the Acquired Securities will not result in a non-exempt prohibited transaction under section 406 of ERISA or section 4975 of the Code, or any applicable Similar Law.

q.            Subscriber has, and at the Closing, will have, sufficient funds to pay the Purchase Price pursuant to Section 2.b.

r.            If Subscriber is paying all or part of the Purchase Price in USDC or USDT (i) Subscriber has all rights, title and interest in and to the USDC or USDT, as applicable, to be contributed by it to the Issuer pursuant to this Agreement, (ii) such USDC or USDT, as applicable, is held in a digital wallet held or operated by or on behalf of the Subscriber at or by an appropriately regulated custodian and/or in accordance with industry-standard security practices (the “Subscriber Digital Wallet”) and neither such USDC nor USDT, as applicable, nor such Subscriber Digital Wallet is subject to any liens, encumbrances or other restrictions, (iii) Subscriber has taken commercially reasonable steps to protect its Subscriber Digital Wallet and such USDC or USDT, as applicable, and (iv) Subscriber has the exclusive ability to control such Subscriber Digital Wallet, including by use of “private keys” or other equivalent means or through custody arrangements or other equivalent means.

s.            Subscriber hereby represents that neither the Subscriber nor any person or entity acting on behalf of the Subscriber, or pursuant to any agreement or understanding with the Subscriber, has entered into any agreement or other arrangement that is or could reasonably be expected to be treated as (or pursuant to the terms of any such agreement or other arrangement could reasonably be expected to result in), or for U.S. federal income tax purposes, a sale or exchange or other disposition of the Acquired Securities after the Closing. The Subscriber hereby agrees that neither the Subscriber nor any person or entity acting on behalf of the Subscriber, or pursuant to any agreement or understanding with the Subscriber, will, prior to the Closing, enter into any agreement or other arrangement that will or could reasonably be expected to be treated as (or pursuant to the terms of any such agreement or other arrangement could reasonably be expected to result in), for U.S. federal income tax purposes, a sale or exchange or other disposition of the Acquired Securities after the Closing.

5.            Registration Rights.

a.            The Issuer agrees to use commercially reasonable efforts to submit to or file with the Commission, within thirty (30) calendar days after the consummation of the Transaction (the “Filing Date”) (at the Issuer’s sole cost and expense), a registration statement on Form S-3 (or Form S-1 if Form S-3 is not available) (the “Registration Statement”), registering the resale of the Registrable Securities (as defined herein), which Registration Statement may include the shares of Common Stock being purchased by the Other Subscribers in the Other Subscriptions and the shares of Common Stock issued or issuable upon the exercise of the Pre-Funded Warrants and Stapled Warrants being purchased by the Other Subscribers in the Other Subscriptions, and the Issuer shall use its commercially reasonable efforts to have the Registration Statement declared effective under the Securities Act as soon as practicable after the filing thereof and upon the earlier of (i) the fifteenth (15th) business day (or sixtieth (60th) business day if the Commission notifies the Issuer that it will “review” the Registration Statement) following the filing date and (ii) the 5th business day after the date the Issuer is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effective Date”); provided, however, that the Issuer’s obligations to include the Registrable Securities in the Registration Statement are contingent upon Subscriber furnishing in writing to the Issuer such information regarding Subscriber, the securities of the Issuer held by Subscriber and the intended method of disposition of the Registrable Securities as shall be reasonably requested by the Issuer to effect the registration of the Registrable Securities, and Subscriber shall execute such documents in connection with such registration as the Issuer may reasonably request that are customary of a selling stockholder in similar situations, including providing that the Issuer shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement as permitted under Section 5.c of this Subscription Agreement. Notwithstanding the foregoing, if the Commission prevents the Issuer from including any or all of the shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Registrable Securities by the applicable stockholders or otherwise, such Registration Statement shall register for resale such number of Registrable Securities which is equal to the maximum number of Registrable Securities as is permitted by the Commission. In such event, the number of Registrable Securities to be registered for each selling stockholder named in the Registration Statement shall be reduced pro rata among all such selling stockholders. In the event of any such reduction, the Issuer shall use its best efforts to promptly file additional registration statements (or amendments) as permitted by the Commission to register for resale any Registerable Securities not included due to such limitation, until all Registerable Securities are so registered. Upon notification by the Commission that the Registration Statement has been declared effective by the Commission, within two (2) business days thereafter, the Issuer shall file the final prospectus under Rule 424 of the Securities Act. The Issuer will provide a draft of the Registration Statement to Subscriber for review at least five (5) business days in advance of filing the Registration Statement; provided, that for the avoidance of doubt, in no event shall the Issuer be required to delay or postpone the filing of such Registration Statement as a result of or in connection with Subscriber’s review. In no event shall Subscriber be identified as an underwriter in the Registration Statement unless required by the Commission; provided, that if the Commission requests that Subscriber be identified as an underwriter in the Registration Statement, Subscriber will have an opportunity to withdraw from the Registration Statement (in which case the Issuer shall not identify the Subscriber as an underwriter therein). Subscriber shall not be entitled to use the Registration Statement for an underwritten offering of Registrable Securities. For purposes of clarification, any failure by the Issuer to file the Registration Statement by the Filing Date or to effect such Registration Statement by the Effective Date shall not otherwise relieve the Issuer of its obligations to file or effect the Registration Statement as set forth above in this Section 5. “Registrable Securities” means the Acquired Shares, the Stapled Warrants, the Warrant Shares issued or issuable upon the exercise of the Pre-Funded Warrants and/or Stapled Warrants, and any shares of Common Stock issued or issuable with respect to the Acquired Shares and the Warrant Shares as a result of any stock split or subdivision, stock dividend, recapitalization, exchange or similar event.

b.            In the case of the registration effected by the Issuer pursuant to this Subscription Agreement, the Issuer shall, upon reasonable request, inform Subscriber as to the status of such registration. At its expense the Issuer shall:

(i) except for such times as the Issuer is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, use its commercially reasonable efforts to keep such registration continuously effective with respect to Subscriber, and to keep the applicable Registration Statement or any subsequent shelf registration statement free of any material misstatements or omissions, until the earlier of the following: (A) Subscriber ceases to hold any Registrable Securities, (B) the date all Registrable Securities held by Subscriber may be sold without restriction under Rule 144 of the Securities Act, including without limitation, any volume and manner of sale restrictions which may be applicable to affiliates under Rule 144 and without the requirement for the Issuer to be in compliance with the current public information required under Rule 144(c)(1) or Rule 144(i)(2), as applicable, and (C) three (3) years from the Effective Date of the Registration Statement. The period of time during which the Issuer is required hereunder to keep a Registration Statement effective is referred to herein as the “Registration Period”;

(ii) during the Registration Period, advise Subscriber promptly:

(1) when a Registration Statement or any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;

(2) of any request by the Commission for amendments or supplements to any Registration Statement or the prospectus included therein or for additional information;

(3) after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose;

(4) of the receipt by the Issuer of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(5) in accordance with Section 5.c of this Subscription Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, any Registration Statement does not contain an untrue statement of a material fact or does not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any prospectus does not include an untrue statement of a material fact or does not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Notwithstanding anything to the contrary set forth herein, the Issuer shall not, when so advising Subscriber of such events, provide Subscriber with any material, nonpublic information regarding the Issuer, any of its affiliates or any other Person, unless the Issuer has notified Subscriber of the existence of such an event (without providing material, nonpublic information about the specific nature of such event) and obtained the written consent of the Subscriber to receive such information;

(iii) during the Registration Period, use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable;

(iv) during the Registration Period, upon the occurrence of any event contemplated above, except for such times as the Issuer is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(v) during the Registration Period, use its commercially reasonable efforts (y) to remain listed on each Exchange and to cause all Registrable Securities to be listed on each securities exchange or market, if any, on which the Common Stock issued by the Issuer have been listed and (z) to timely comply in all material respects with the Issuer’s reporting, filing and other obligations under the rules and regulations of the Commission and each Exchange;

(vi) during the Registration Period, use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby and, for so long as Subscriber holds Registrable Securities, to enable Subscriber to sell the Registrable Securities under Rule 144; and

(vii) subject to receipt from Subscriber by the Issuer or its transfer agent of customary representations and other customary documentation reasonably acceptable to the Issuer and the transfer agent in connection therewith, Subscriber may request that the Issuer remove, and the Issuer shall cause to be removed, any legend from the book entry position(s) or certificate(s) evidencing its Registrable Securities at any time that such Registrable Securities (A) are subject to or have been or are about to be sold or transferred pursuant to, an effective registration statement (including a registration statement filed under this Agreement); (B) have been or are about to be sold pursuant to Rule 144; or (C) may be sold pursuant to Rule 144 without restriction on the volume or manner of sale and without the requirement for the Issuer to be in compliance with the current public information requirement under Rule 144 (or any similar provision then in force under the Securities Act). If required by the Issuer’s transfer agent, the Issuer shall cause its counsel to deliver to such transfer agent an opinion of counsel to the effect that the removal of restrictive legends in such circumstances may be effected under the Securities Act. If restrictive legends are no longer required for such Registrable Securities pursuant to the foregoing, the Issuer shall, in accordance with the provisions of this Section 5 and within two (2) business days of any request therefor from Subscriber accompanied by such customary and reasonably acceptable representations and other documentation referred to above establishing that restrictive legends are no longer required, deliver to the transfer agent irrevocable instructions that the transfer agent shall make a new, unlegended entry for such book entry Registrable Securities. The Issuer shall be responsible for the fees of its transfer agent and all Depository Trust Company fees associated with such issuance.

(viii) The Issuer shall reasonably cooperate with any broker-dealer through which a Subscriber proposes to resell Registrable Securities, including making any required filings with FINRA and applicable state securities authorities.

c.            Notwithstanding anything to the contrary in this Subscription Agreement, the Issuer shall be entitled to delay or postpone the filing or effectiveness of the Registration Statement, and, from time to time, to require Subscriber not to sell under the Registration Statement or to suspend the effectiveness or use thereof, if it determines that the negotiation or consummation of a transaction by the Issuer is pending or an event has occurred, which negotiation, consummation or event that the Board of Directors reasonably believes, upon the advice of outside legal counsel, would require additional disclosure by the Issuer in the Registration Statement of material information that the Issuer has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of the Issuer, upon the advice of outside legal counsel, to cause the Registration Statement to fail to comply with applicable disclosure requirements or is otherwise necessary for the Registration Statement to not contain a material misstatement or omission (each such circumstance, a “Suspension Event”); provided, however, that the Issuer may not delay or suspend the effectiveness or use of the Registration Statement on more than two (2) occasions or for more than sixty (60) calendar days, or for more than ninety (90) total calendar days, in each case during any twelve-month period. Upon receipt of any written notice from the Issuer of the happening of any Suspension Event (which notice shall not contain material, nonpublic information) during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any related prospectus includes any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, Subscriber agrees that (i) it will promptly discontinue offers and sales of the Registrable Securities under the Registration Statement until Subscriber receives copies of a supplemental or amended prospectus (which the Issuer agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Issuer that it may resume such offers and sales and (ii) it will maintain the confidentiality of any information included in such written notice delivered by the Issuer unless otherwise required by law or subpoena. If so directed by the Issuer, Subscriber will deliver to the Issuer or, in Subscriber’s sole discretion destroy, all copies of the prospectus covering the Registrable Securities in Subscriber’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Registrable Securities shall not apply (A) to the extent Subscriber is required to retain a copy of such prospectus (x) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (y) in accordance with a bona fide pre-existing document retention policy or (B) to copies stored electronically on archival servers as a result of automatic data back-up.

d.            Subscriber may deliver written notice (including via email in accordance with Section 8.k) (an “Opt-Out Notice”) to the Issuer requesting that Subscriber not receive notices from the Issuer otherwise required by this Section 5; provided, however, that Subscriber may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from Subscriber (unless subsequently revoked), (i) the Issuer shall not deliver any such notices to Subscriber and Subscriber shall no longer be entitled to the rights associated with any such notice and (ii) each time prior to Subscriber’s intended use of an effective Registration Statement, Subscriber will notify the Issuer in writing at least two (2) business days in advance of such intended use, and if a notice of a Suspension Event was previously delivered (or would have been delivered but for the provisions of this Section 5.d) and the related suspension period remains in effect, the Issuer will so notify Subscriber, within one (1) business day of Subscriber’s notification to the Issuer, by delivering to Subscriber a copy of such previous notice of Suspension Event, and thereafter will provide Subscriber with the related notice of the conclusion of such Suspension Event immediately upon its availability.

e.            The Issuer shall, notwithstanding any termination of this Subscription Agreement in accordance with Section 6, indemnify, defend and hold harmless Subscriber (to the extent a seller under the Registration Statement), its directors, officers, agents, broker-dealers, and employees and each person who controls Subscriber (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the fullest extent permitted by applicable law, from and against any and all out-of-pocket losses, claims, damages, liabilities and reasonable and documented costs (including, without limitation, reasonable and documented costs of preparation and investigation and reasonable documented attorneys’ fees of one legal counsel (and one local counsel)) and all other reasonable and documented expenses (collectively, “Losses”), as incurred, that arise out of or are based upon (i) any untrue statement of a material fact contained in the Registration Statement or in any amendment or supplement thereto, or arising out of or relating to any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement of a material fact included in any prospectus included (or incorporated by reference) in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in either of the foregoing cases, to the extent, but only to the extent, that such untrue statement or omissions are based upon information regarding Subscriber furnished in writing to the Issuer by Subscriber expressly for use therein or Subscriber has omitted a material fact from such information or otherwise violated the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder; or (iii) any material breach of any representation, warranty, or covenant in this Agreement; provided, however, that the indemnification contained in this Section 5 shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of the Issuer (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Issuer be liable for any Losses to the extent they arise out of or are based upon a violation which occurs (A) in reliance upon and in conformity with written information furnished by Subscriber expressly for inclusion in the Registration Statement, or (B) in connection with any offers or sales effected by or on behalf of Subscriber in violation of Section 5.c hereof. The Issuer shall notify Subscriber reasonably promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 5 of which the Issuer is aware. The Issuer shall not, without the prior written consent of Subscriber, effect any settlement of any pending proceeding in respect of which Subscriber or any other person entitled to indemnification hereunder is a party, unless such settlement includes an unconditional release of Subscriber or such other person, as applicable, from all liability on claims that are the subject matter of such proceeding. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Registrable Securities by Subscriber. The indemnification obligations of the Issuer shall remain in full force and effect regardless of any termination of this Subscription Agreement and shall survive the transfer of Registerable Securities by Subscriber.

f.            Subscriber shall, severally and not jointly, indemnify and hold harmless the Issuer, its directors, officers, agents and employees, and each person who controls the Issuer (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against all Losses, as incurred, that arise out of or are based upon (i) any untrue statement of a material fact contained in any Registration Statement or in any amendment or supplement thereto or arising out of or relating to any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement of a material fact included in any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, to the extent, but only to the extent, that such untrue statement or omissions are based upon information regarding Subscriber furnished in writing to the Issuer by Subscriber expressly for use therein or a material fact that Subscriber has omitted from such information; provided, however, that the indemnification contained in this Section 5.f shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of Subscriber (which consent shall not be unreasonably withheld, conditioned or delayed). In no event shall the liability of Subscriber be greater in amount than the dollar amount of the net proceeds received by Subscriber upon the sale of the Registrable Securities giving rise to such indemnification obligation. Subscriber shall notify the Issuer promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 5.f of which Subscriber is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Acquired Securities by Subscriber.

g.            If the indemnification provided under this Section 5 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any Losses, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue statement of a material fact or omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses shall be deemed to include, subject to the limitations set forth above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 5.g from any person who was not guilty of such fraudulent misrepresentation. Each indemnifying party’s obligation to make a contribution pursuant to this Section 5.g shall be several, not joint. In no event shall the liability of the Subscriber under any indemnification or contribution obligation hereunder be greater in amount than the dollar amount of the net proceeds received by the Subscriber upon the sale of the Acquired Securities purchased pursuant to this Subscription Agreement giving rise to such obligation. The Issuer acknowledges and agrees that monetary damages would not be adequate compensation for a breach of its obligations hereunder, and Subscriber shall be entitled to specific performance. All obligations of the Issuer under this Section shall survive any termination of this Agreement and the transfer of Registerable Securities.

h.            Except as expressly set forth in the Transaction Documents to the contrary, the Issuer shall not enter into any agreement granting registration rights that are more favorable in any respect to another holder of its securities without offering such more favorable terms to Subscriber on a pari passu basis.

6.            Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earliest to occur of (a) upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement, (b) if any of the conditions to the Closing set forth in Section 2 of this Subscription Agreement are not satisfied at, or are not capable of being satisfied on or prior to the Closing and, as a result thereof, the transactions contemplated by this Subscription Agreement will not be or are not consummated at the Closing, or (c) at the election of Subscriber, on or after September 24, 2025; provided, that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from any such willful breach. In the event that this Subscription Agreement is terminated for any reason, the Issuer shall within one (1) business day following such termination, return to Subscriber (by wire transfer of U.S. dollars in immediately available funds to the account specified by such Subscriber) all funds deposited in escrow by Subscriber in connection with the Transaction.

7.            Miscellaneous

a.            Each party hereto acknowledges that the other party hereto and the Placement Agent will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, each party hereto agrees to promptly notify the other party hereto if any of the acknowledgments, understandings, agreements, representations and warranties made by such party as set forth herein are no longer accurate in all material respects. Subscriber further acknowledges and agrees that the Placement Agent is a third-party beneficiary of the representations and warranties of Subscriber contained in Section 4 and the Issuer further acknowledges and agrees that the Placement Agent is a third-party beneficiary of the representations and warranties of the Issuer contained in Section 3.

b.            Subscriber agrees that none of (i) any Other Subscriber pursuant to Other Subscription Agreements entered into in connection with the Transaction (including the affiliates or controlling persons, members, officers, directors, partners, agents, or employees of any such Other Subscriber), (ii) the Placement Agent, its affiliates or any of its or its affiliate’s control persons, officers, directors or employees, (iii) any affiliates or any control persons, officers, directors, employees, partners, agents or representatives of the Issuer shall be liable to Subscriber or to any Other Subscriber pursuant to this Subscription Agreement, the Pre-Funded Warrants, the Stapled Warrants or the Other Subscription Agreements, as applicable, the negotiation hereof or thereof or the subject matter hereof or thereof, or the transactions contemplated hereby or thereby, for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Acquired Securities. On behalf of itself and its affiliates, the Subscriber releases each of the entities or individuals described above in respect of any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements related to this Subscription Agreement or the transactions contemplated hereby.

c.            The Issuer and Subscriber are entitled to rely upon this Subscription Agreement and each is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby to the extent required by law or by regulatory bodies.

d.            Notwithstanding anything to the contrary in this Subscription Agreement, prior to the Closing, Subscriber may not transfer or assign all or a portion of its rights and obligations under this Subscription Agreement, other than to one or more of its affiliates (including other investment funds or accounts managed or advised by the investment manager who acts on behalf of Subscriber) without the prior consent of the Issuer; provided, that such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Subscription Agreement, makes the representations and warranties in Section 4 and completes Schedule A hereto; provided, further, that, no assignment shall relieve the assigning party of any of its obligations hereunder, including any assignment to any fund or account managed by the same investment manager as Subscriber or by an affiliate of such investment manager. In the event of such a transfer or assignment, Subscriber shall complete the form of assignment attached as Schedule B hereto. The Issuer may not assign or transfer all or any portion of its rights or obligations under this Subscription Agreement without the consent of the Subscriber.

e.            The Issuer may request from Subscriber such additional information as the Issuer may reasonably deem necessary to evaluate the eligibility of Subscriber to acquire the Acquired Securities and to register the Acquired Securities for resale, and Subscriber shall promptly provide such information as may be reasonably requested, to the extent readily available and to the extent consistent with its internal policies and procedures; provided, that the Issuer agrees to keep any such information provided by Subscriber confidential.

f.            This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.

g.            Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective affiliates and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

h.            If any provision of this Subscription Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

i.            This Subscription Agreement may be executed in two (2) or more counterparts (including by electronic means), all of which shall be considered one and the same agreement and shall become effective when signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

j.            Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated herein.

k.            Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed or telecopied, sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (i) when so delivered personally, (ii) upon receipt of an appropriate electronic answerback or confirmation when so delivered by telecopy (to such number specified below or another number or numbers as such person may subsequently designate by notice given hereunder), (iii) when sent, with no mail undeliverable or other rejection notice, if sent by email or (iv) five (5) business days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

(A) if to Subscriber, to such address or addresses set forth on the signature page hereto;

(B) if to the Issuer, to:

Helius Medical Technologies, Inc.

642 Newtown Yardley Road, Suite 100

Newtown, Pennsylvania 18940

Attn: Dane Andreeff

with a copy (which shall not constitute notice) to:

Honigman LLP

650 Trade Centre Way, Suite 200

Kalamazoo, Michigan 49002

Attn: Phillip D. Torrence

(C) if to the Placement Agent, to:

Clear Street LLC

4 World Trade Center

150 Greenwich Street, 45th Floor

New York, NY 10007

Attn: Bradley R. Friedman

l.            This Subscription Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Subscription Agreement (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Subscription Agreement, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, THE SUPREME COURT OF THE STATE OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF NEW YORK SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS SUBSCRIPTION AGREEMENT AND THE DOCUMENTS REFERRED TO IN THIS SUBSCRIPTION AGREEMENT AND IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS SUBSCRIPTION AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED BY SUCH A NEW YORK STATE OR FEDERAL COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 8.k OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS SUBSCRIPTION AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 8.L.

m.            The Issuer shall, by 9:30 a.m., New York City time, on the first (1st) business day immediately following the date of this Subscription Agreement (or, if this Subscription Agreement is executed and delivered by the parties hereto prior to 8:00 a.m., New York City time, on a business day, prior to 9:30 a.m., New York City time, on the date hereof), issue one or more press releases or furnish or file with the Commission a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing, to the extent not previously publicly disclosed, all material terms of the transactions contemplated hereby, the Transaction and any other material, nonpublic information that the Issuer has provided to Subscriber at any time prior to the filing of the Disclosure Document. From and after the issuance of the Disclosure Document, Subscriber shall not be in possession of any material, nonpublic information received from the Issuer or any of its officers, directors, employees or other representatives. From and after such date, Issuer shall not provide any material non-public information to Subscriber without Subscriber’s prior written consent, and any such information so provided shall be promptly disclosed publicly. Notwithstanding anything in this Subscription Agreement to the contrary, the Issuer shall not publicly disclose the name of Subscriber or any of its affiliates, or include the name of Subscriber or any of its affiliates, without the prior written consent of Subscriber, (i) in any press release or (ii) in any filing with the Commission or any regulatory agency or trading market, except (A) as required by the federal securities law in connection with the Registration Statement, (B) in a press release or marketing materials of the Issuer in connection with the Transaction to the extent any such disclosure is substantially equivalent to the information that has previously been made public without breach of the obligation under this Section 8.m or (C) to the extent such disclosure is required by law, at the request of the staff of the Commission or regulatory agency or under the regulations of the Exchange or by any other governmental authority, in which case the Issuer shall provide Subscriber with prior written notice of such disclosure permitted under this subclause (iii).

n.            In connection with any sale, assignment, transfer or other disposition of the Acquired Securities by a Subscriber pursuant to Rule 144 or pursuant to any other exemption under the Securities Act such that the purchaser acquires freely tradable shares and upon compliance by the Subscriber with the requirements of this Subscription Agreement, if requested by the Subscriber by notice to the Issuer, the Issuer shall request its transfer agent to remove any restrictive legends related to the book entry account holding such shares and make a new, unlegended entry for such book entry shares sold or disposed of without restrictive legends within one (1) business day of any such request therefor from such Subscriber, provided, that the Issuer has timely received from the Subscriber a completed representation letter in customary form and such other customary representations as may be reasonably required in accordance with applicable law in connection therewith. The Issuer shall be responsible for the fees of the Issuer’s transfer agent, its legal counsel and all DTC fees associated with such legend removal.

o.            From the date hereof until thirty (30) days after the Effective Date, neither the Company nor any subsidiary of the Company shall (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock at a price below the Stapled Warrant Exercise Price or (ii) file any registration statement or amendment or supplement thereto, in each case without the written consent of the holders of a majority of the Acquired Securities in the Offering, other than (x) a registration statement on Form S-8 in connection with any employee benefit plan and (y) a universal shelf registration statement on Form S-3 to register securities of the Company in a continuous and/or delayed offering; provided, however, the Company will be permitted to (A) enter into a sales agreement providing for the sale of shares of Common Stock in an “at-the-market” offering and file any such prospectus supplement or registration statement with the Commission in connection with such sales agreement and (B) issue shares of Common Stock pursuant to an equity line of credit.

p.            No consideration (including any modification of any Transaction Document) shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents.

q.            This Subscription Agreement may not be amended, modified, supplemented, or waived except by an instrument in writing signed by the Issuer and Subscriber; provided, however, that any amendment, modification, supplement or waiver that adversely affects the Placement Agent will require the consent of the Placement Agent. Notwithstanding the foregoing, any party may waive any of its own rights (but not obligations) under this Subscription Agreement, in whole or in part, by providing written notice to the other parties, and such waiver shall not require the consent of any other party.

r.            The parties agree that irreparable damage would occur if any provision of this Subscription Agreement were not performed in accordance with the terms hereof, and accordingly, that the parties hereto shall be entitled to seek an injunction or injunctions to prevent breaches of this Subscription Agreement or to enforce specifically the performance of the terms and provisions of this Subscription Agreement in an appropriate court of competent jurisdiction as set forth in Section 8.l, in addition to any other remedy to which any party is entitled at law or in equity.

s.            Each party hereto intends that (i) the purchase of the Acquired Securities by Subscriber pursuant to this Subscription Agreement, together and as part of a single integrated transaction with the purchase of shares of Common Stock and Pre-Funded Warrants by the Other Subscribers pursuant to the Other Subscription Agreements, shall, unless otherwise determined by the Company after the Closing, qualify as an exchange by Subscriber of cash, USDC, and/or USDT for the Acquired Securities pursuant to Section 351(a) of the Code, and (ii) the Pre-Funded Warrants shall be treated as stock for U.S. federal (and applicable state and local) income tax purposes (together, the “Intended Tax Treatment”). Unless otherwise determined by the Company after the Closing, each party hereto (a) agrees to report and file all applicable tax returns consistent with the Intended Tax Treatment, and no party hereto will take any position for applicable tax purposes inconsistent with the Intended Tax Treatment (whether in applicable tax returns, tax audits or proceedings, or otherwise), unless in any such case required by a “determination” within the meaning of Section 1313(a)(1) of the Code (or any similar or analogous provision of state or local tax law) and (b) shall file with its applicable U.S. federal income tax return on a timely basis the information required by Treasury Regulations Section 1.351-3 and maintain the permanent records described in Treasury Regulations Section 1.351-3, in each case, to the extent applicable, and in the event a government authority disputes or takes a position inconsistent with the Intended Tax Treatment, the party receiving notice of such dispute shall promptly notify the other parties hereto.

t.            If Subscriber purchases the Acquired Securities by transferring USDC or USDT to the Issuer, Subscriber shall furnish or otherwise make available to the Issuer (and shall cooperate with the Issuer in obtaining) all information and documentation necessary for the Issuer to specifically identify the tax basis in each such USDC or USDT for U.S. federal (and applicable state and local) income tax purposes, including, but not limited to: (i) the date, time, and source of acquisition of each such USDC or USDT, (ii) the original cost and fair market value at the time of acquisition of each such USDC or USDT, (iii) historical wallet and account location with respect to each such USDC or USDT, and (iv) detailed transaction history (both on-chain and off-chain) with respect to each such USDC or USDT.

[Signature pages follow.]

IN WITNESS WHEREOF, each of the Issuer and Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date first written above.

ISSUER:

HELIUS MEDICAL TECHNOLOGIES, INC.

By:
Name:	Jeffrey S. Mathiesen
Title:	Chief Financial Officer, Treasurer, and Secretary

Signature Page to Subscription Agreement

SUBSCRIBER:

Name of Subscriber:

Signature of Subscriber:

By:
Name:
Title:

Name in which securities are to be registered (if different):

Email Address: ____________________

Subscriber’s EIN: __________________

Address:

Attn:

Telephone No:

Facsimile No:

Subscription Amount:	$	_________________ (in USD)
	$	_________________ (in USDT)
	$	_________________ (in USDC)

Aggregate Number of Acquired Shares subscribed for: _______________________

Beneficial Ownership Blocker ☐ 4.99% or ☐ 9.99%

Aggregate Number of Pre-Funded Warrants subscribed for: _____________________

Aggregate Number of Stapled Warrants subscribed for: ___________________

Aggregate Purchase Price: $ ___________________

You must pay the Purchase Price by wire transfer of United States dollars in immediately available funds to the account specified by the Issuer in the Closing Notice.

Name and Address of Beneficial Owner, if different from Subscriber:

Number of shares of Common Stock and other equity securities of the Issuer currently owned by Beneficial Owner prior to this Transaction:

Signature Page to Subscription Agreement